UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 18, 2002

                        WORLDWIDE WIRELESS NETWORKS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-27989                                           88-0286466
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

         770 The City Drive South, Suite 3700, Orange, California 92868
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 937-5500

                                 Not Applicable
   --------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

                  Total number of pages in this document:     5
                                     ------

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT. . . . . . . . . . .  2

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS. . . . . . . . .  2

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP. . . . . . . . . . . . . .  2

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT. . . . .  2

ITEM 5.   OTHER EVENTS. . . . . . . . . . . . . . . . . . . . .  2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT
                        OF NEW DIRECTORS . . . . .. . . . . . .  2

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS  2

SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On October 16, 2002, the Board of Directors of Worldwide Wireless Networks, Inc. authorized the sale of the operating assets of the Company to NextWeb, Inc. of Fremont, California. The sale included all operating assets of the company except for the public shell, bankruptcy avoidance actions, and pre-acquisition accounts receivable. The only liabilities assumed by NextWeb, Inc. are prepaid revenue accounts for customers and certain rooftop leases.

          A copy of the press release of the Company announcing the sale of the assets is attached hereto as Exhibit 99.2 and incorporated herein by reference

          A copy of the purchase agreement is attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

          Not Applicable.

ITEM 5.   OTHER EVENTS

          Not Applicable

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

          Not Applicable.

ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS

          (a)  Financial  Statements  of  Business  Acquired

               Not Applicable.

          (b)  Pro  Forma  Financial  Information

               Not Applicable.

          (c)  Exhibits

               Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             WORLDWIDE WIRELESS NETWORKS, INC.
                             ---------------------------------
                                       (Registrant)


                             Date:  November 8, 2002


                                   /s/
                             ---------------------------------
                             Jerry Collazo, President and acting Chief Executive